                                                                      Exhibit 99
                         Form 3 Joint Filer Information
Name:                                   Alec E. Gores
Address:                                c/o The Gores Group, LLC
                                        10877 Wilshire Blvd., 18th Floor
                                        Los Angeles, CA 90024
Designated Filer:                       GTG PC Investments, LLC
Issuer & Ticker Symbol:                 HyperSpace Communications, Inc. (HCO)
Date of Event Requiring Statement:      2/28/06
Signature:                              /s/ Alec E. Gores
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                                        Alec E. Gores